SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 17, 1999



                          YONKERS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



Delaware                              0-277716                   13-3870836
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
    of incorporation)                                        Identification No.)



6 Executive Plaza, Yonkers, New York                                   10701
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code: (914) 965-2500



                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On September 17, 1999, the Registrant issued the attached press release announcing the initiation of a new stock repurchase program to purchase up to 265,000 shares of the Registrant's outstanding shares on the open market. In addition, the press release announced that the Registrant's annual meeting will be held on January 27, 2000.

Item 7.  Financial Statements and Exhibits

         (a)  Exhibits

         99.      Press Release, September 17, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         YONKERS FINANCIAL CORPORATION



Date:  September 20, 1999                 By: /s/ Richard F. Komosinski
                                              --------------------------------
                                              Richard F. Komosinski, President